EXHIBIT 23.1

[LETTERHEAD OF MAZARS PAARDEKOOPER HOFFMAN]

--------------------------------------------------------------------------------

                                                     MAZARS PAARDEKOOPER HOFFMAN



Board of Directors
ECI Telecom Ltd.
P.O. Box 3083 PETAH TIKVA 49130 Israel



                                                        Amsterdam, June 27, 2004
                                                               011856/004AWGvWK/


   Re: Consent letter - ECI Network Solutions B.V. (the "Company"), a consolidated subsidiary of ECI Telecom Ltd.



   Dear Sirs,

   We hereby consent to the incorporation by reference in the registration statements on Form S-8 (Nos. 333-105830, 333-103669, 333-12868, 333-9860,
   333-10078, 33-75904, 33-74150, 33-49984, 33-31411 and 33-26117) of ECI
   Telecom Ltd. of our report dated January 30, 2004, relating to the balance sheets of the Company as at December 31, 2003 and 2002 and related statements of income, retained earning and cash flows for the three years then ending, which report and the consolidated financial statements of the ECI Telecom Ltd. as at December 31, 2003, appear in the report in Form 6-K of ECI Telecom Ltd., a copy of which was furnished to the Securities and Exchange Commission on March 24, 2004.

   Yours faithfully

   MAZARS PAARDEKOOPER HOFFMAN


   /s/ J.D.G. Noach RA
   ------------------------------
   Drs. J.D.G. Noach RA


   MAZARS PAARDEKOOPER HOFFMAN
   Mazars Tower, Delflandlaan 1 - P.O. Box 7266 - 1007 JG Amsterdam
   Tel: + 31 (0) 20 2060500  Fax +31 (0) 20 6448051



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[LETTERHEAD OF MAZARS PAARDEKOOPER HOFFMAN]

--------------------------------------------------------------------------------

                                                     MAZARS PAARDEKOOPER HOFFMAN



   Board of Directors
   ECI Telecom Ltd.
   P.O. Box 3083 PETAH TIKVA 49130 Israel

                                                        Amsterdam, June 27, 2004
                                                               213845/018AW/GvWK


   Re: Consent letter - ECI Telecom Holdings B.V. (the "Company"), a consolidated subsidiary of ECI Telecom Ltd.



   Dear Sirs,

   We hereby consent to the incorporation by reference in the registration statements on Form S-8 (Nos. 333-105830, 333-103669, 333-12868, 333-9860,
   333-10078, 33-75904, 33-74150, 33-49984, 33-31411 and 33-26117) of ECI
   Telecom Ltd. of our report dated January 22, 2004, relating to the balance sheets of the Company as at December 31, 2003 and 2002 and related statements of income, retained earning and cash flows for the three years then ending, which report and the consolidated financial statements of the ECI Telecom Ltd. as at December 31, 2003, appear in the report in Form 6-K of ECI Telecom Ltd., a copy of which was furnished to the Securities and Exchange Commission on March 24, 2004.

   Yours faithfully

  MAZARS PAARDEKOOPER HOFFMAN


   /s/ Jacques Noach
   -----------------
   Drs. J.D.G. Noach RA
  (E-mail: jacques.noach@mazars.nl)



   MAZARS PAARDEKOOPER HOFFMAN
   Mazars Tower, Delflandlaan 1 - P.O. Box 7266 - 1007 JG Amsterdam
   Tel: + 31 (0) 20 2060500  Fax +31 (0) 20 6448051